SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported)
                                  May 26, 1999




                          OTTAWA FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




Delaware                           0-24118                       38-3172166
--------------------------------------------------------------------------------
State or other                   (Commission                     (IRS Employer
jurisdiction of                    File No.)                     Identification
incorporation)                                                       Number)




245 Central Avenue, Holland, Michigan                                 49423
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code: (616) 393-7000




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

ITEM  5.  OTHER EVENTS.

         On May 26, 1999, Ottawa Financial Corporation issued two press releases attached to this report as Exhibit 99.1 and Exhibit 99.2, respectively. The first press release reported the retirement of G.W. Haworth as a Director of Ottawa Financial and its wholly-owned subsidiary, AmeriBank, effective June 1, 1999. Richard T. Walsh has been appointed to succeed the Director position vacated by Mr. Haworth effective June 1, 1999.

     The second press release reported the Board of Director's declaration of a 10% stock dividend and a cash dividend of $0.11 per share payable on June 30, 1999 to shareholders of record on June 14, 1999.

         The foregoing information does not purport to be complete and is qualified in its entirety by reference to the exhibits to this report.


ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  Exhibit 99.1 - Press release dated May 26, 1999, announcing the retirement of G.W. Haworth as a director of Ottawa Financial and the appointment of Richard T. Walsh as a director of Ottawa Financial.

                  Exhibit 99.2 - Press release dated May 26, 1999, announcing the declaration of stock and cash dividends.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  OTTAWA FINANCIAL CORPORATION


Date: June 4, 1999                                  By:/s/ Jon W. Swets
                                                      -----------------------
                                                      Jon W. Swets
                                                      Senior Vice President and
                                                        Chief Financial Officer

                                  EXHIBIT INDEX




Exhibit No.                         Description
-----------                         --------------------------------------------

   99.1 Press release dated May 26, 1999, announcing the retirement of G.W. Haworth as a director of Ottawa Financial and the appointment of Richard T. Walsh as a director of Ottawa Financial.

   99.2 Press release dated May 26, 1999, announcing the declaration of stock and cash dividends.